Exhibit 99.2 2Q18 Financial Results August 9, 2018

Disclaimer No Offer or Solicitation This presentation is provided for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Worldpay, Inc. (“Worldpay” or the “Company”) or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither the contents of Worldpay’s website, nor the contents of any other website accessible from hyperlinks on such websites, is incorporated herein or forms part of this document. Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this presentation are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to successfully integrate the businesses of our predecessor companies; (vii) our ability to identify and complete acquisitions, joint ventures and partnerships; (viii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (ix) our ability to pass along fee increases; (x) termination of sponsorship or clearing services; (xi) loss of clients or referral partners; (xii) reductions in overall consumer, business and government spending; (xiii) fraud by merchants or others; (xiv) changes in foreign currency exchange rates; (xv) a decline in the use of credit, debit or prepaid cards; (xvi) consolidation in the banking and retail industries; (xvii) geopolitical, regulatory, tax and business risks associated with our international operations; (xviii) the effects of governmental regulation or changes in laws; (xix) outcomes of future litigation or investigations; and (xx) our dual-listings with the NYSE and LSE. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect the Company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic reports filed with the SEC, including the Company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 2

Presenters Charles Drucker Philip Jansen Mark Heimbouch Stephanie Ferris Executive Chairman & Co-Chief Executive Officer Chief Operating Officer Chief Financial Officer Co-Chief Executive Officer © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 3

2Q18 FINANCIAL RESULTS & HIGHLIGHTS Charles Drucker Executive Chairman & Co-Chief Executive Officer

Second Quarter 2018 Highlights • Accelerating organic growth and expanding Net Revenue (millions) margins generated superior financial results • Raising full year guidance to reflect improving 2Q18 $1,007 trends: Reported − Raising revenue guidance on a constant 2Q17 $530 90% Growth currency basis, partially offset by FX trends • Significant progress on revenue synergies: 2Q18 $1,007 − Identified $300 billion of addressable e-commerce volume within our existing client Pro Forma base, creating the potential for $100 million in 2Q17 $909 revenue synergies by year-end 2020 − Achieved first cross-selling wins in support of 11% Growth future revenue synergies (9% C/C) • Cost synergies ahead of plan; raising 2018 guidance to $50 million Adjusted Net Income Per Share • Actively managing debt: repriced and increased 2Q18 $1.04 hedge on existing debt; also prepaid $50 million in existing principle Reported • Announced innovative new product and 2Q17 $0.83 25% Growth partnership enabled by our global scale © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 5

Largest Player in Rapidly Expanding Global eCom Market Global E-Commerce Payments is a …With Cross-border E-Commerce $3Tn Market, growing in Mid-teens… projected to grow at ~25% Global E-commerce Volume ($Tn)2 ~16% CAGR Cross border North America Europe 4.0 - 4.5 Domestic 2x+ China 25% ~25% 41% CAGR 2.0 Rest of the NorthWorld America $0.6Tn $0.5Tn $1.4Tn 34% Europe ~14% CAGR 2015 2020F Rest of World …Worldpay has consistently grown $0.4Tn volume in excess of the market Worldpay E-commerce Sales Volume ($Bn) $279 The market expands by more than $300B in addressable $225 (+$54) volume each year $186 (+$39) Unique and sustainable competitive advantages Scale in North Sophisticated capabilies to help clients deal with complexity 2015 2016 2017 America AND Multiple currencies Superior Leading YOY GROWTH: Europe to serve and alternate authorization fraud solutions 30% global clients payment methods rates 20% 24% 2015 2016 2017 Source: eMarketer, McKinsey & Company Note: Minor differences may exist due to rounding; Worldpay volume excludes Paymetric © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 6

Powerful Client Value Proposition Client Problem Our Solution Worldpay Difference Global Expanding globally means The only global player with We make it easy for clients to Reach adding and managing multiple leading US capabilities and the expand into new markets and to acquirers, resulting in: ability to reach >99% of global consolidate payments providers • Lower approval rates GDP: • Industry leading U.S. & • Increasing levels of fraud • 300+ payment methods Global capabilities unified in one place • Back office complexity • 146 countries • 126 currencies • Data and insights • Simplify back office complexity with best-in-class reporting & reconciliation Expert New consumer and tech trends Our in-region vertical-specific Ours isn’t a one-size fits Responsiveness are emerging quickly, adding experts bring data-driven all, cookie-cutter solution – complexity and creating new insights and unique solutions We unify the most advanced challenges tailored to your business solutions available, all in one place Maximizing 85% avg. online approval rates Innovative acceptance solutions We maximize clients’ payments Revenue and = Lost revenue and poor can increase approval rates by outcomes by delivering higher Reducing Cost consumer experience 2-5% while simultaneously approval rates, reducing fraud, reducing fraud losses and lowering cost of acceptance We solve tomorrow’s problems today © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 7

OUR PATH TO REVENUE SYNERGIES Philip Jansen Co-Chief Executive Officer

Multiple Opportunities to Win Share Expanding Market Share Worldpay Key Factor: Geographic Reach Growth • We offer industry-leading US and global capabilities Opportunity • Our geographic reach extends to over 99% of global GDP • More acquiring licenses and payment methods enable better payment outcomes Increasing Share of Wallet Global Global Market Share Key Factor: Superior Client Outcomes • Data from $1.5 trillion in payments gives us unique insights to maximize our clients’ performance • We maximize clients’ revenue through higher approval rates • We minimize clients’ cost through lower fraud and PRIME routing • We enable complex, vertical-specific and omnichannel solutions Share of Wallet © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 9

Expanding Share of Wallet Worldpay Has Relationships With Two-thirds …But Only a 15% Combined Share of Top 21 Global Internet Companies of Wallet With These Companies 15% 66% Worldpay has significant opportunities to grow its share of wallet with internet leaders © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 10

Clear Path to Revenue Synergies 2H19 Progress to Date • Achieve revenue • Bottom-up analysis of existing client synergies portfolios identified robust cross-sell • Accelerate opportunity: volume ramp − Identified several hundred clients for cross-sell pipeline; 1H19 − Representing incremental $300 billion addressable • Merchant onboarding volume opportunity & begin volume ramp • Completed development work • Continue new to expose US e-commerce sales execution processing capability to clients 2H18 • Convert cross-sale pipeline Continue building opportunities into global wins: new sales momentum − Initially targeting large internet brands based on differentiated (e.g. Internet Retailers Top 500) global capabilities − Early wins demonstrate success • We’ll continue to pursue cross-selling opportunities and to onboard these merchants through 1H19 © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 11

INTEGRATION UPDATE Mark Heimbouch Chief Operating Officer

Technology Enablement Integrating and advancing technology to support growth Flexible Cloud- Value Added Modern International Scalable US Based Solutions Capabilities Acquiring Platform Acquiring Platform Accelerating product Secure and resilient Simplification enables innovation by exploiting new technology provides superior agility & scale and existing capabilities client experiences © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 13

FINANCIAL REVIEW Stephanie Ferris Chief Financial Officer

Financial Summary Compelling Financial Profile Enables Strong 2Q Results • Revenue performance during the second quarter exceeded our expectations High-growth, • Pro forma revenue increased 11%, up 9% constant currency, with organic revenue growth recurring accelerating in the quarter. revenue • Strength was across the board and improved each month throughout the quarter streams • Improving business performance gives us confidence to raise our revenue and adjusted EPS guidance for the full year (both in absolute dollars and on a constant currency basis) • Adjusted EBITDA margins expanded 160bps during 2Q18 on a pro forma basis Significant • Realized cost synergies of $12 million during 2Q18 operating leverage • Cost synergies are running ahead of plan, enabling us to accelerate our expected synergies to $50 million in 2018 • We continue to focus on aggressively reducing below the line costs Highly cash • We repriced our debt, increased our mix of fixed-rate debt above 60% through additional hedging, and prepaid $50 million in existing principle generative • Our capital allocation priorities are unchanged, and we are on-track to reach 4x leverage in 1H19 © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 15

Second Quarter 2018 Segment Update Technology Solutions Pro Forma Net Revenue (Millions) • Uniquely positioned to win share in segments of the market with sustained secular growth 2Q18 $402 • Strong results in both global e-commerce and Integrated Payments exceeded expectations 2Q17 $332 • Expect growth to remain upper-teens for the 21% Growth (19% C/C ) remainder of the year Merchant Solutions Pro Forma Net Revenue (Millions) • Strong US results topped outlook as consumer spending 2Q18 $520 trends remain strong • Outperformance in UK driven by business execution 2Q17 $494 • Raising expectations for the rest of the year for both the US and UK 5% Growth (3% C/C ) Issuer Solutions Pro Forma Net Revenue (Millions) • Returned to growth ahead of schedule 2Q18 $85 • Low single digit growth expected to continue 2Q17 $83 2% Growth (2% C/C ) © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 16

# 3Q18 and FY18 Guidance

| | 3Q 2018 Guidance | FY 2018 Guidance |
|---|---|---|
| Net Revenue (millions) | $1,000 – $1,020 | $3,880 – $3,930 |
| GAAP Net Income Per Share | $0.06 – $0.13 | ($0.06) – $0.12 |
| Adjusted Net Income Per Share | $1.00 – $1.03 | $3.93 – $4.00 |

## Guidance Assumptions

- Excludes heritage Worldpay contribution for the dates prior to the January 16, 2018 transaction close (i.e. Jan. 1-15, 2018)
- Combined company guidance is based on an assumed exchange rate of US dollar/pound sterling of $1.31
- $200 million estimated run-rate cost synergies by end of third year post close; ~$50 million in cost synergies during 2018
- Depreciation and amortization excluding intangibles of $150-$160 million in 2018
- $310-$320 million in interest expense in 2018
- Effective tax rate of approximately 13%, including the new company's tax structure and the impact of Tax Reform and Jobs Act of 2017
- Average diluted adjusted shares outstanding of ~314 million for 3Q and 4Q
- Capex of approximately $350 million, equal to ~9% of total revenue worldpay
© 2018 Worldpay, LLC and/or its affiliates. All rights reserved.
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Leading Global Payments Technology Company Leader in large, Investing in Differentiated Compelling expanding global high-growth competitive advantages financial profile payments market segments • Well-positioned in • Global e-commerce • Unmatched • High-growth, recurring large and deep global global scale revenue stream • Integrated payments payments industry • Broad and diverse • Superior operating • High-growth verticals • Market expansion distribution leverage driven by adoption of • Geographic expansion • Leading technology • Highly cash generative electronic payments capabilities at a rapid pace around the world © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 18

Q&A

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